Exhibit 99.1 Amendment No. 2, dated October 15, 2004, to the Amended and
             Restated Loan and Security Agreement, by and among the Company, Congress Financial Corporation, as Agent, and the other parties



                                                                      Execution


                       AMENDMENT NO. 2 TO AMENDED AND RESTATED
                            LOAN AND SECURITY AGREEMENT


                                                         As of October 15, 2004


Congress Financial Corporation, as Agent
1133 Avenue of the Americas
New York, New York 10036

Ladies and Gentlemen:

Congress Financial Corporation, a Delaware corporation, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, "Agent") and the parties to the Loan Agreement as lenders (individually, each a "Lender and, collectively, "Lenders") and The Pep Boys - Manny, Moe & Jack, a Pennsylvania corporation ("Pep Boys"), The Pep Boys Manny Moe & Jack of California, a California corporation ("PBY-California"), Pep Boys - Manny Moe & Jack of Delaware, Inc., a Delaware corporation ("PBY-Delaware"), and Pep Boys - Manny, Moe & Jack of Puerto Rico, Inc., a Delaware corporation ("PBY-Puerto Rico"; and together with Pep Boys, PBY-California and PBY-Delaware, each individually, a "Borrower" and collectively, "Borrowers" as hereinafter further defined), PBY Corporation, a Delaware corporation ("PBY") and Carrus Supply Corporation, a Delaware corporation ("Carrus" and, together with PBY, each individually, a "Guarantor" and collectively, "Guarantors" as hereinafter further defined) have entered into certain financing arrangements pursuant to which Agent and Lenders may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Amended and Restated Loan and Security Agreement, dated August 1, 2003 by and among Agent, The CIT Group/Business Credit, Inc. and General Electric Capital Corporation as Co-Documentation Agents, Lenders, Borrowers and Guarantors, as amended by Amendment No. 1 to Amended and Restated Loan and Security Agreement dated as of October 24, 2003 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Amendment No. 2 to Amended and Restated Loan and Security Agreement ("Amendment"), but excluding the Synthetic Lease Facility Agreements and Hedge Agreements (all of the foregoing together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").

Borrowers and Guarantors have requested that Agent and Lenders consent to certain transactions and agree to amend certain reporting requirements, and enter into certain amendments to the Financing Agreements in connection therewith. Agent and Lenders are willing to agree to the foregoing, subject to the terms and conditions contained herein.

In consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the adequacy and sufficiency of which are hereby acknowledged, Agent, each Lender, each Borrower and each Guarantor agree as follows:
        1.      Definitions.
                (a) Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definitions:
                (i) "GMAC Trade Payables Agreement" shall mean the Trade Payables Agreement by and between GMAC Commercial Finance LLC and Borrowers, substantially in the form attached hereto as Exhibit A.
                (ii) "Lombard" shall mean RBS Lombard, Inc., a New York corporation.
                (iii) "Lombard Agency Agreement" shall mean the Agency Agreement dated December 27, 2002 by and between Pep Boys and Lombard, the Amendment to Agency Agreement dated as of June 23, 2004, by and among Borrowers and Lombard, and the Second Amendment to Agency Agreement dated as of October 15, 2004, by and among Borrowers and Lombard each substantially in the form attached hereto as Exhibit B.
                (iv) "Lombard Agency Transactions" shall mean the purchases of equipment by Pep Boys as agent for Lombard pursuant to the Lombard Agency Agreement, which equipment is to be leased by Lombard as lessor to Borrowers as lessee, provided that, such "Lombard Agency Transactions" as defined herein shall be limited to unreimbursed purchases of equipment not to exceed $35,000,000 outstanding and unreimbursed in the aggregate.
                (v) "Lombard Progress Payment Rider" shall mean the Progress Payment Rider dated as of October 15, 2004, by and among Borrowers and Lombard, as a rider to the Master Lease Agreement dated as of October 15, 2004, by and among Borrowers and Lombard, each substantially in the form attached hereto as Exhibit C.
                (b) Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

        2.      Amendments to Loan Agreement.
                (a) Cash Equivalents. Section 1.22 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:
                "1.22 Cash Equivalents" shall mean, at any time, (a) any evidence of Indebtedness with a maturity date of one hundred eighty (180) days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof; provided, that, the full faith and credit of the United States of America is pledged in support thereof; (b) certificates of deposit or bankers' acceptances with a maturity of one hundred eighty (180) days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $250,000,000; (c) commercial paper (including variable rate demand notes) with a maturity of one hundred eighty (180) days or less issued by a corporation (except an Affiliate of any Borrower or Guarantor) organized under the laws of any State of the United States of America or the District of Columbia and rated at least A-1 by Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. or at least P-1 by Moody's Investors Service, Inc.; (d) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the types described in clause (a) above entered into with any financial institution having combined capital and surplus and undivided profits of not less than $250,000,000; (e) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any governmental agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within one hundred eighty (180) days or less from the date of acquisition; provided, that, the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions with Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985; (f) investments in money market funds and mutual funds which invest substantially all of their assets in securities of the types described in clauses (a) through (e) above; and (g) investments in money market funds administered or managed by financial institutions satisfactory to Agent, and which invest substantially all of their assets in securities consisting of Indebtedness of any state or states of the United States of America, or any political subdivision of such states."

                (b) Weekly Reporting. Section 7.1(a)(i) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefore:
                "(i)    (i) after the end of each calendar month,
                as soon as available, but in any event no later than five (5) days after the end of such month, a Monthly Collateral Report, as of the last business day of the immediately preceding month, or (ii) so long as Excess Availability is less than $75,000,000, after the end of each calendar week, as soon as available, but in any event no later than five (5) days after the end of such week, a Weekly Collateral Report, as of the last business day of the immediately preceding week, in each case as to the Accounts and Inventory balances, duly completed and executed by the chief financial officer, Vice President-Finance of Pep Boys, or such other financial officer of Pep Boys reasonably acceptable to the Agent on behalf of Borrowers; provided that, without limiting any other rights of Agent, upon Agent's request, Borrower shall provide Agent on a daily basis with a schedule of Accounts, collections received and credits issued and on a weekly basis with an inventory report in the event that at any time either: (1) a Default or an Event of Default, shall exist or have occurred, or
                (2) Borrowers shall have failed to deliver any Borrowing Base Certificate in accordance with the terms hereof, or (3) upon Agent's good faith belief, any information contained in any Borrowing Base Certificate is incomplete, inaccurate or misleading, or Excess Availability shall be less than $37,500,000;"


                (c) Weekly Reporting. Section 7.1(a)(ii)(F) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefore:
                "(F)    agings of accounts payable and agings of all amounts
                due under the GMAC Trade Payables Agreement, together with such other reports concerning the GMAC Trade Payables Agreement and the related indebtedness as Agent may from time to time reasonably request, and"

                (d) Credit Card Reporting. Section 7.1(a)(iv) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefore:
                "(iv) at any time when Excess Availability is less than $75,000,000, as soon as available, but in any event not later than five (5) Business Days after receipt by any Borrower, the monthly statements received by any Borrower from any Credit Card Issuers or Credit Card Processors, together with such additional information with respect thereto as shall be sufficient to enable Agent to monitor the transactions pursuant to the Credit Card Agreements; and"

                (e) Lease Reporting. Section 7.1(a) of the Loan Agreement is hereby amended by adding the following immediately following Section 7.1(a)(v):

                "(vi) as soon as possible after the end of each month (but in any event within ten (10) Business Days after the end of each month) at any time that Excess Availability is equal to or less than $75,000,000, or more frequently as Agent may in good faith request if at any time Excess Availability is equal to or less than $37,500,000, a report setting forth the status of payments to owners and lessors of the leased premises of Borrowers."

                (f) Indebtedness. Section 9.9 of the Loan Agreement is hereby amended by adding the following immediately after Section 9.9(s):

                "(t) Indebtedness of Borrowers entered into in the ordinary course of business pursuant to the GMAC Trade Payables Agreement, provided, that, as to each and all of such indebtedness: (i) Agent shall have received not less than ten (10) Business Days prior written notice of the Borrowers intention to enter into the GMAC Trade Payables Agreement,
                (ii) Agent shall have received true, correct and complete copies of the GMAC Trade Payables Agreement and any amendments, supplements or other agreements, related thereto, as duly authorized, executed and delivered by the parties thereto,
                (iii) such indebtedness shall be incurred by Borrowers at commercially reasonable rates and terms in a bona fide arms' length transaction, (iv) all of such indebtedness is unsecured by any assets of any Borrower or Guarantor, (v) such indebtedness shall not at any time include terms and conditions which in any manner adversely affect Agent or any rights of Agent as determined in good faith by Agent and confirmed by Agent to Borrowers in writing, (vi) as of the date of incurring such indebtedness and after giving effect thereto, no Event of Default shall exist or have occurred, (vii) Borrowers shall not, directly or indirectly, (A) amend, modify, alter or change the terms of the agreements with respect to such indebtedness, except, that, Borrowers may, after prior written notice to Agent, amend, modify, alter or change the terms thereof so as to extend the maturity thereof or defer the timing of any payments in respect thereof, or to forgive or cancel a portion of such indebtedness (other than pursuant to payments thereof), or to reduce the rate or any fees in connection therewith, or to make any covenants contained therein less restrictive or burdensome as to Borrowers or otherwise more favorable to Borrowers (as determined in good faith by Agent), or (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or, except as expressly set forth in the GMAC Trade Payables Agreement, set aside or otherwise deposit or invest any sums for such purpose, and
                (viii) Borrowers shall furnish to Agent all notices or demands in connection with such indebtedness either received by any Borrower or on their behalf promptly after the receipt thereof, or sent by any Borrower on its behalf, concurrently with the sending thereof, as the case may be; and

                (u) Indebtedness of Pep Boys entered into in the ordinary course of business pursuant to the Lombard Progress Payment Rider, provided, that, as to each and all of such indebtedness: (i) Agent shall have received true, correct and complete copies of all agreements, documents and instruments evidencing or otherwise related to such indebtedness, as duly authorized, executed and delivered by the parties thereto,
                (ii) such indebtedness shall be incurred by Borrowers' at commercially reasonable rates and terms in a bona fide arms' length transaction, (iii) all of such indebtedness is unsecured by any assets of any Borrower or Guarantor, (iv) such indebtedness shall not at any time include terms and conditions which in any manner adversely affect Agent or any rights of Agent as determined in good faith by Agent and confirmed by Agent to Borrowers in writing, (v) as of the date of incurring such indebtedness and after giving effect thereto, no Event of Default shall exist or have occurred, (vi) Borrowers may only make regularly scheduled payments of principal and interest in respect of such indebtedness, (vii) Borrowers shall not, directly or indirectly, (A) amend, modify, alter or change the terms of the agreements with respect to such indebtedness, except, that, Borrowers may, after prior written notice to Agent, amend, modify, alter or change the terms thereof so as to extend the maturity thereof or defer the timing of any payments in respect thereof, or to forgive or cancel a portion of such indebtedness (other than pursuant to payments thereof), or to reduce the rate or any fees in connection therewith, or to make any covenants contained therein less restrictive or burdensome as to Borrowers or otherwise more favorable to Borrowers (as determined in good faith by Agent), or (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purpose, and (viii) Borrowers shall furnish to Agent all notices or demands in connection with such indebtedness either received by any Borrower or on their behalf promptly after the receipt thereof, or sent by any Borrower on its behalf, concurrently with the sending thereof, as the case may be."

        3. Consent to Lombard Agency Transactions. Subject to the terms and conditions contained herein and effective upon Agent's receipt of an Equipment Rights Agreement, substantially in the form attached hereto as Exhibit D, executed and delivered by all parties thereto other than Agent, Agent and Lenders hereby consent to Borrowers entering into the Lombard Agency Agreement and the Lombard Progress Payment Rider and to consummating the Lombard Agency Transactions.

        4. Consent to GMAC Trade Payables Agreement. Subject to the terms and conditions contained herein, Agent and Lenders hereby consent to Pep Boys entering into the GMAC Trade Payables Agreement.


        5. Additional Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by each Borrower and Guarantor to Agent and Lenders pursuant to the other Financing Agreements, each Borrower and Guarantor hereby jointly and severally represents, warrants and covenants with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements:

                (a) No Event of Default or condition or event which with notice or passage of time or both would constitute an Event of Default exists or has occurred as of the date of this Amendment (after giving effect to the amendments made and consents granted by Agent and Lenders pursuant to this Amendment). As of the date of any Borrower or Guarantor entering into the GMAC Trade Payables Agreement, the Lombard Agency Agreement and the Lombard Progress Payment Rider and after giving effect to each such transaction thereunder, the aggregate amount of outstanding Exempted Debt represented by such transaction, when aggregated with all other outstanding Exempted Debt, shall not exceed the Exempted Debt Limit, and such transaction is and shall be in compliance with the terms and conditions set forth in the Pep Boys Indentures.
                (b) This Amendment and each other agreement or instrument to be executed and delivered by Borrowers and Guarantors hereunder has been duly executed and delivered by each Borrower and Guarantor and is in full force and effect as of the date hereof, and the agreements and obligations of each Borrower contained herein and therein constitute legal, valid and binding obligations of each Borrower and Guarantor enforceable against each Borrower and Guarantor in accordance with their terms.

                (c) Neither the execution and delivery of the GMAC Trade Payables Agreement, the Lombard Agency Agreement and the Lombard Progress Payment Rider, nor the consummation of the transactions contemplated by the GMAC Trade Payables Agreement, the Lombard Agency Agreement, and the Lombard Progress Payment Rider nor compliance with the provisions of the GMAC Trade Payables Agreement, the Lombard Agency Agreement, and the Lombard Progress Payment Rider or instruments thereunder shall result in (i) the creation or imposition of any lien, claim, charge or encumbrance upon any of the Collateral, except in favor of Agent and Lenders or (ii) the incurrence, creation, assumption of any Indebtedness of any Borrower or Guarantor, except as expressly permitted under Section 9.9 of the Loan Agreement (after giving effect to this Amendment) and by the other Financing Agreements.

                (d) No court of competent jurisdiction has issued any injunction, restraining order or other order which prohibits consummation of the transactions contemplated in respect of the GMAC Trade Payables Agreement, the Lombard Agency Agreement and the Lombard Progress Payment Rider, and no governmental or other action or proceeding has been threatened or commenced in the United States of America, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the GMAC Trade Payables Agreement, the Lombard Agency Agreement and the Lombard Progress Payment Rider. Neither the execution and delivery of the GMAC Trade Payables Agreement or the Lombard Agency Agreement, nor the consummation of the transactions contemplated by the GMAC Trade Payables Agreement, the Lombard Agency Agreement and the Lombard Progress Payment Rider, nor compliance with the provisions thereof, shall violate any Federal or state securities laws or any other law or regulation or any order or decree of any court or governmental instrumentality in respect or shall conflict with or result in the breach of, or constitute a default in any respect under, any indenture, or other material mortgage, agreement, instrument or undertaking to which any

Borrower or Guarantor is a party or may be bound, or violate any provision of the organizational documents of any Borrower or Guarantor.

                (e) Each Borrower and Guarantor shall take such steps and execute and deliver, and cause to be executed and delivered, to Agent, such additional UCC financing statements and termination statements, and other and further agreements, documents and instruments as Agent may require in order to more fully evidence, perfect and protect Agent and Lenders' security interest in Collateral.

        6. Conditions to Effectiveness of Consent and Amendment. The effectiveness of the amendments and consents set forth in this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

                (a) Agent shall have received an executed original or executed original counterparts of this Amendment (as the case may be), duly authorized, executed and delivered by the required parties hereto;

                (b) Agent shall have received, in form and substance satisfactory to Agent, all consents, waivers, acknowledgments, releases, terminations and such other documents and agreements from third persons which Agent may deem necessary or desirable in order to permit, protect and perfect Agent's and Lenders' security interests in and liens upon the Collateral;
                (c) Agent shall have received a true and complete copy of the Lombard Agency Agreement and the Lombard Progress Payment Rider, duly authorized, executed and delivered by the parties thereto; and
                (d) no Event of Default shall exist or have occurred and no event or condition shall have occurred or exist which notice or passage of time or both would constitute an Event of Default (after giving effect to the amendments made and consents granted by Agent and Lenders pursuant to this Amendment).

        7. Additional Events of Default. The parties hereto acknowledge, confirm and agree that the failure of any Borrower or Guarantor to comply with the covenants and agreements contained herein shall constitute an Event of Default under the Financing Agreements (subject to the applicable cure period, if any, with respect thereto provided for in the Loan Agreement).


        8. Effect of this Amendment. Except as modified pursuant hereto, no other waivers, changes or modifications to the Financing Agreements are intended or implied, and in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

        9. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment.

        10. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York (without giving effect to principles of conflicts of laws).


        11. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. Any acknowledgment or consent contained herein shall not be construed to constitute a consent to any other or further action by any Borrower or Guarantor or to entitle any Borrower or Guarantor to any other consent. The Loan Agreement and this Amendment shall be read and construed as one agreement.

        12. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties thereto.

                 [Remainder of page intentionally blank]

AGENT                                       BORROWERS
/s/CONGRESS FINANCIAL                       /s/THE PEP BOYS - MANNY, MOE & JACK
   CORPORATION, as Agent
                                            /s/THE PEP BOYS MANNY MOE & JACK OF
                                               CALIFORNIA

                                            /s/PEP BOYS - MANNY, MOE & JACK OF
                                               DELAWARE, INC.


                                            GUARANTORS
                                            /s/PBY CORPORATION
                                            /s/CARRUS SUPPLY CORPORATION
LENDERS
/s/CONGRESS FINANCIAL CORPORATION
/s/WELLS FARGO FOOTHILL, LLC
/s/WHITEHALL BUSINESS CREDIT CORP.
/s/THE CIT GROUP/BUSINESS CREDIT, INC.
/s/GENERAL ELECTRIC CAPITAL CORPORATION
/s/RZB FINANCE, LLC
/s/LASALLE BUSINESS CREDIT LLC
/s/PNC BANK, NATIONAL ASSOCIATION
/s/UPS CAPITAL CORPORATION
/s/ORIX FINANCIAL SERVICES, INC.